BRINKER CAPITAL DESTINATIONS TRUST

SUPPLEMENT DATED DECEMBER 15, 2022,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 1, 2022, AS AMENDED

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective December 7, 2022, the Board of Trustees of Brinker Capital Destinations Trust (the “Trust”) approved amendments to the portfolio holdings policy that: (i) require that each series of the Trust (each, a “Fund,” and collectively, the “Funds”) post its portfolio holdings on a quarterly basis as opposed to a monthly basis, and (ii) to make other non-material changes.

Accordingly, under the “Investment Management and Other Services” section, under the “Disclosure of Portfolio Holdings” heading, the second, third and fourth paragraphs are hereby deleted and replaced with the following:

The policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 5 calendar days following quarter-end with respect to the Funds. The Adviser believes that this passage of time prevents a third-party from benefiting from an investment decision made by a portfolio that has not been fully reflected by the market.

Under the policy, the Funds’ complete list of holdings (including the size of each position) may be made available to investors, potential investors, third-parties and non-employees with simultaneous public disclosure at least 5 days after quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-PORT or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 5 days following quarter-end and/or posting the information to the Trust’s Internet site that is accessible by the public, or through public release by a third-party vendor.

Under the policy, if information about a Fund’s securities holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. The Funds, the Adviser, any service provider and any of their affiliated parties may not receive compensation or any other consideration in exchange for such arrangements. Ongoing arrangements to make available information about the Funds’ portfolio securities will be reviewed at least annually by the Trustees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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